United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 09/30/2012

Date of Reporting Period: 09/30/2012

Item 1. Reports to Stockholders

Annual Shareholder Report
September 30, 2012
Share Class	Ticker
A	PSAFX
C	FPGCX
Institutional	FPGIX

Federated Prudent DollarBear Fund
Successor to the Prudent Global Income Fund Established 2000

A Portfolio of Federated Income Securities Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from October 1, 2011 through September 30, 2012. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The Fund's total return, based on net asset value, for the 12-month reporting period ended September 30, 2012, was 1.06% for Class A Shares, 0.25% for Class C Shares and 1.27% for the Institutional Shares. The total return of the U.S. Dollar Index1 was 1.76% for the same period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the U.S. Dollar Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
The fiscal year provided a continuation of extraordinary global market, policymaking and economic backdrops. Global risk markets were again buffeted by the powerful “risk on, risk off” speculative trading dynamic. Market focus vacillated between vulnerable global economic fundamentals and the inevitability of aggressive market-bolstering policy responses. The prevailing driver of currency performance gyrated between a “risk on” focus on reflationary policy measures and more systemic “risk off” fears supportive of the U.S. dollar as a global safe haven.
The expanding European financial and economic crisis created extraordinary uncertainties. The euro traded above 142 to the U.S. dollar early in the reporting period, only to drop to a low of almost 120 to the U.S. dollar by late-July. The U.S. Dollar Index posted a 2.07% gain the first fiscal quarter; declined 1.59% in the second quarter; gained 3.08% in the third quarter; and then declined 2.07% in the final quarter of the fiscal year. European debt markets went through two tumultuous periods that corresponded generally with global risk aversion. The first bout of market stress back in November 2011 saw Italian 10-year yields trade above 7.00% and Spanish 10-year yields surpass 6.50%.
The European Central Bank's (ECB's) $1.3 trillion Long-Term Refinancing Operations (LTRO) pushed Italy and Spain sovereign yields back below 5.0%. LTRO benefits were short-lived. By late-July, Italian yields jumped back to 6.50%, and Spanish yields spiked to a problematic 7.50%. The European debt crisis had escalated to the point where two of the world's largest sovereign debt markets were illiquid–and the marketplace was questioning the solvency of Europe's banks and the viability of the euro currency. With the U.S. Dollar Index trading to a two-year high in late July, global markets were again succumbing to de-risking dynamics.
Annual Shareholder Report

ECB President Draghi responded again and with a much bolder plan. Outright Monetary Transactions (OMT) amounted to a commitment of open-ended ECB support for troubled debt markets. Global markets celebrated that European policymakers had finally forged their “big bazooka,” despite strong objections from the Bundesbank. Aggressive ECB measures were followed soon by a move to open-ended quantitative easing by the Federal Reserve.
These policy measures had profound global market impacts, including dramatic moves in the currencies. The Draghi plan was viewed as resolving the near-term “tail risk” associated with market dislocations in Spain and Italy. Similarly, the Federal Reserve's latest quantitative easing program seemed to ensure the market-supporting combination of liquidity abundance and a weakened U.S. dollar. Monetary policy spurred the unwieldy “risk on, risk off” market dynamic decisively toward risk-taking. The reversal of short positions and hedges provided powerful market fuel, with the U.S. dollar under pressure late in the reporting period.
The U.S. appeared to be the so-called “least dirty shirt.” The Fund managers maintained their view that the secular bearish thesis for the U.S. credit system, economy and dollar is intact. Our nation just completed its fourth consecutive year of trillion dollar-plus deficits. After doubling mortgage debt in the seven years leading up to the financial crisis, our system has doubled outstanding Treasury debt since 2008. Meanwhile, Europe provides a dismal real-time case study, both in the myriad problems associated with structural economic impairment and the hardship created from marketplace debt revulsion and restructuring.
FUND PERFORMANCE
As background, under normal market conditions, the Fund's investment strategy seeks to provide returns that are inversely correlated with the U.S. Dollar Index. At the same time, it is fundamental to the Fund managers' risk-based investment philosophy to position more opportunistically when the market backdrop is gauged as favorable–and to turn more defensive when the environment becomes less favorable. Such a risk discipline becomes only more challenging in a period of great uncertainty and associated market volatility.
The Fund began the fiscal year cautiously positioned with U.S. dollar holdings of 30.8%.2 The Fund managers believed the unfolding European debt crisis warranted this unusually defensive posture. The Fund's allocation to the euro began the reporting period at 8.5%. Believing the crisis might spiral out of control, the Fund managers reduced euro exposure to zero by the end of May. The largest allocation increases during the reporting period were to the Canadian dollar and British pound. Canadian dollar exposure was boosted 520 basis points during the period to end September 30, 2012 at 14.7%. The
Annual Shareholder Report

British pound was increased 570 basis points to end the reporting period at 11.1%. Exposure to gold equities was increased 200 basis points to end the fiscal year at 5.70%.3 The Fund managers maintained a defensive posture and ended the reporting period with U.S. dollar holdings at 26.3%.
Overall, defensive positioning significantly mitigated Fund exposure to European currency losses and helped the Fund post a positive return for the reporting period. Fund performance benefited from allocations to the so-called “commodity currencies.” For the reporting period, the New Zealand dollar increased 9.02% against the U.S. dollar, the Australian dollar gained 7.41% and the Canadian dollar rose 6.77%. Benefiting somewhat as regional safe havens, the Swedish krona increased 4.71%, the Norwegian krone gained 2.46%, and the British pound rose 3.74% against the U.S. dollar. The Singapore dollar gained 6.51% versus the dollar. The performance of the Fund's gold equities holdings was volatile but posted gains for the reporting period, much of it coming late in the period. Fund performance suffered somewhat from European exposures. The euro declined 3.94% against the U.S. dollar, the Danish krone declined 4.11% and the Swiss franc fell 3.36%. The Japanese yen's 1.15% decline slightly detracted from Fund performance.
It is the Fund managers' view that the most recent escalation of global monetary stimulus only exacerbated already extraordinary market and economic uncertainties. The ECB's and Federal Reserve's adoption of open-ended quantitative easing was confirmation of the seriousness of mounting global fragilities. Desperate ECB actions have done little to stem Europe's crisis, while the Fund managers viewed Federal Reserve actions as an effort to depress the dollar and stem safe haven flows from Europe. During the reporting period, the escalating European crisis became a powerful drag on global growth, in the process exposing Chinese vulnerabilities. Economic prospects have meaningfully deteriorated, though to this point, extreme policy measures have sustained generally resilient global risk markets.
1	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index. The Fund's broad-based securities market index is the BofA Merrill Lynch Pan-Europe Government 1-3 Year Index. The total return for the BofA Merrill Lynch Pan-Europe Government 1-3 Year Index was 0.57% during the 12-month reporting period. Please see the footnote to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BofA Merrill Lynch Pan-Europe Government 1-3 Year Index.
2	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
3	Investments in gold and precious metals are subject to additional risks such as the possibility of substantial price fluctuations over a short period of time.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT1
The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0002 in the Federated Prudent DollarBear Fund (the “Fund”) from September 30, 2002 to September 30, 2012, compared to the BofA Merrill Lynch Pan-Europe Government 1-3 Year Index3 and the U.S. Dollar Index.4
Average Annual Total Returns for the Period Ended 9/30/2012
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #2)
Share Class	1 Year	5 Years	10 Years
Class A Shares	-3.51%	1.80%	4.96%
Class C Shares	-0.69%	1.99%	4.68%
Institutional Shares	1.27%	2.94%	5.55%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

Growth of a $10,000 Investment–class A SHARES
■	Total returns shown include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550)

Growth of a $10,000 Investment–class C SHARES
■	Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

Annual Shareholder Report

Growth of a $10,000 Investment–INSTITUTIONAL SHARES
1	Federated Prudent DollarBear Fund is the successor to Prudent Global Income Fund pursuant to a reorganization that took place on December 5, 2008. The information above for the Fund's Class A Shares, for the periods prior to December 5, 2008, is historical information for Prudent Global Income Fund, but adjusted to reflect the sales charge applicable to the Class A Shares of Federated Prudent DollarBear Fund. The Fund's Class C Shares commenced operations on December 8, 2008. The information presented above, for the periods prior to December 8, 2008, is historical information for the Class A Shares of the Prudent Global Income Fund, adjusted to reflect the expenses of Class C Shares. The Fund's Institutional Shares commenced operations on December 8, 2008. The information presented above, for the periods prior to December 8, 2008, is historical information for the Class A Shares of the Prudent Global Income Fund. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
2	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BofA Merrill Lynch Pan-Europe Government 1-3 Year Index and the U.S. Dollar Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
3	The BofA Merrill Lynch Pan-Europe Government 1-3 Year Index tracks the total return performance of the outstanding debt of European sovereign issuers. It is a market-capitalization weighted basket comprising bonds issued in their respective domestic markets and denominated in their local currency. This index is further segmented by debt issues maturing in one to three years. The BofA Merrill Lynch Pan-Europe Government 1-3 Year Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. Under normal market conditions, the Fund's investment strategy seeks to provide returns that are inversely correlated with the U.S. Dollar Index. The U.S. Dollar Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At September 30, 2012, the Fund's portfolio composition1 was as follows:
Sector	Percentage of Total Net Assets
Foreign Government Debt Securities	67.8%
Equity Securities—Metals & Mining	2.7%
Closed-End Mutual Fund	3.0%
Cash Equivalents[2]	26.0%
Other Assets and Liabilities—Net[3]	0.5%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
September 30, 2012
Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		COMMON STOCKS—2.7%
		Metals & Mining—2.7%
16,226		Agnico Eagle Mines Ltd.	$841,752
10,000		Cia de Minas Buenaventura SA, Class B, ADR	389,600
10,000		Goldcorp, Inc., Class A	458,500
7,000		Newmont Mining Corp.	392,070
25,000		Royal Gold, Inc.	2,496,500
114,375		Yamana Gold, Inc.	2,185,706
		TOTAL COMMON STOCKS (IDENTIFIED COST $3,022,383)	6,764,128
		FOREIGN GOVERNMENTS/AGENCIES—67.8%
		Sovereign—67.8%
3,700,000		Australia, Government of, Sr. Unsecd. Note, 3.37%, 11/15/2012	3,844,540
7,400,000	[1]	Canada, Government of, 1.00%, 11/8/2012	7,519,156
11,600,000	[1]	Canada, Government of, 1.06%, 10/25/2012	11,791,150
8,250,000	[1]	Canada, Government of, Unsecd. Note, 0.91%, 12/6/2012	8,376,381
8,300,000	[1]	Canada, Government of, Unsecd. Note, 1.05%, 1/31/2013	8,414,145
20,600,000		Denmark, Government of, 0.14%, 11/15/2012	3,566,806
89,000,000	[1]	Hong Kong T-Bills, 0.15%, 2/6/2013	11,468,576
92,000,000	[1]	Hong Kong T-Bills, Unsecd. Note, 0.09%, 12/5/2012	11,860,259
660,000,000	[1]	Japan, Government of, Unsecd. Deb., 0.10%, 11/9/2012	8,456,356
660,000,000	[1]	Japan, Government of, Unsecd. Deb., 0.10%, 2/12/2013	8,454,174
810,000,000	[1]	Japan, Government of, Unsecd. Note, 0.10%, 12/10/2012	10,377,362
7,250,000	[1]	New Zealand, Government of, Unsecd. Deb., 2.43%, 1/9/2013	5,965,916
14,900,000	[1]	Norway, Government of, Treasury Bill, 1.50%, 12/19/2012	2,591,615
53,600,000	[1]	Norwegian T-Bill, 1.38%, 3/20/2013	9,285,901
14,500,000	[1]	Singapore T-Bills, 0.18%, 5/2/2013	11,794,353
34,400,000		Sweden, Government of, Bond, 5.50%, 10/8/2012	5,240,438
10,200,000	[1]	Switzerland, Government of, 0.26%, 12/27/2012	10,845,078
8,900,000	[1]	United Kingdom, Government of, 0.24%, 1/21/2013	14,356,504
8,000,000	[1]	United Kingdom, Government of, Treasury Bill, 0.37%, 10/22/2012	12,915,711
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $164,616,737)	167,124,421
		CLOSED-END MUTUAL FUND—3.0%
310,000		Central Fund of Canada Ltd. (IDENTIFIED COST $1,391,900)	7,381,100
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		MUTUAL FUND—26.0%
64,034,679	[2,3]	Federated U.S. Treasury Cash Reserves Fund, Institutional Shares 0.00% (AT NET ASSET VALUE)	$64,034,679
		TOTAL INVESTMENTS—99.5% (IDENTIFIED COST $233,065,699)[4]	245,304,328
		OTHER ASSETS AND LIABILITIES - NET—0.5%[5]	1,122,713
		TOTAL NET ASSETS—100%	$246,427,041
1	Discount rate at the time of purchase.
2	Affiliated holding.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $239,054,899.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at September 30, 2012.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of September 30, 2012, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Mutual Funds	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$2,888,570	$—	$—	$2,888,570
International	3,875,558	—	—	3,875,558
Debt Securities:
Foreign Governments/Agencies	—	167,124,421	—	167,124,421
Closed-End Mutual Fund	7,381,100	—	—	7,381,100
Mutual Fund	64,034,679	—	—	64,034,679
TOTAL SECURITIES	$78,179,907	$167,124,421	$—	$245,304,328
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2012	2011	2010	2009[1]	2008
Net Asset Value, Beginning of Period	$12.89	$13.00	$12.80	$12.41	$13.30
Income From Investment Operations:
Net investment income (loss)[2]	(0.09)	(0.07)	(0.07)	0.01	0.18
Net realized and unrealized gain on investments and foreign currency transactions	0.21	0.36	0.27	0.85	0.05
TOTAL FROM INVESTMENT OPERATIONS	0.12	0.29	0.20	0.86	0.23
Less Distributions:
Distributions from net investment income	(0.77)	(0.30)	—	(0.47)	(0.82)
Distributions from net realized gain on investments and foreign currency transactions	(0.10)	(0.10)	(0.00)[3]	(0.00)[3]	(0.30)
TOTAL DISTRIBUTIONS	(0.87)	(0.40)	(0.00)[3]	(0.47)	(1.12)
Redemption Fee	—	—	—	0.00[3]	0.00[3]
Net Asset Value, End of Period	$12.14	$12.89	$13.00	$12.80	$12.41
Total Return[4]	1.06%	2.36%	1.59%	7.39%	1.57%
Ratios to Average Net Assets:
Net expenses	1.29%	1.29%	1.28%	1.28%[5]	1.26%[5]
Net investment income (loss)	(0.75)%	(0.53)%	(0.55)%	0.10%	1.32%
Expense waiver/reimbursement[6]	0.02%	0.00%[7]	0.05%	0.02%	0.00%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$189,004	$266,857	$302,129	$385,339	$461,748
Portfolio turnover	2%	13%[8]	35%	171%	76%
1	Prudent Global Income Fund (the “Predecessor Fund”) was reorganized into Federated Prudent DollarBear Fund (the “Fund”) as of the close of business on December 5, 2008. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations. Beginning with the year ended September 30, 2009, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.28% and 1.26% for the years ended September 30, 2009 and 2008, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
7	Represents less than 0.01%.
8	Previously reported as 192%. Corrected to exclude the impact of short term security transactions.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended September 30,			Period Ended 9/30/2009[1]
	2012	2011	2010
Net Asset Value, Beginning of Period	$12.73	$12.84	$12.73	$11.23
Income From Investment Operations:
Net investment income (loss)[2]	(0.18)	(0.17)	(0.16)	(0.12)
Net realized and unrealized gain on investments and foreign currency transactions	0.20	0.36	0.27	1.62
TOTAL FROM INVESTMENT OPERATIONS	0.02	0.19	0.11	1.50
Less Distributions:
Distributions from net investment income	(0.69)	(0.20)	—	—
Distributions from net realized gain on investments and foreign currency transactions	(0.10)	(0.10)	(0.00)[3]	—
TOTAL DISTRIBUTIONS	(0.79)	(0.30)	(0.00)[3]	—
Net Asset Value, End of Period	$11.96	$12.73	$12.84	$12.73
Total Return[4]	0.25%	1.57%	0.89%	13.36%
Ratios to Average Net Assets:
Net expenses	2.04%	2.03%	2.03%	2.03%[5,6]
Net investment income (loss)	(1.50)%	(1.28)%	(1.29)%	(1.18)%[5]
Expense waiver/reimbursement[7]	0.02%	0.00%[8]	0.05%	0.02%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$23,575	$32,779	$24,697	$19,026
Portfolio turnover	2%	13%[9]	35%	171%[10]
1	Reflects operations for the period from December 8, 2008 (date of initial investment) to September 30, 2009.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 2.03% for the period ended September 30, 2009, after taking into account this expense reduction.
7	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
8	Represents less than 0.01%.
9	Previously reported as 192%. Corrected to exclude the impact of short term security transactions.
10	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended September 30, 2009.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended September 30,			Period Ended 9/30/2009[1]
	2012	2011	2010
Net Asset Value, Beginning of Period	$12.95	$13.07	$12.82	$11.23
Income From Investment Operations:
Net investment income (loss)[2]	(0.06)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain on investments and foreign currency transactions	0.20	0.36	0.29	1.60
TOTAL FROM INVESTMENT OPERATIONS	0.14	0.32	0.25	1.59
Less Distributions:
Distributions from net investment income	(0.80)	(0.34)	—	—
Distributions from net realized gain on investments and foreign currency transactions	(0.10)	(0.10)	(0.00)[3]	—
TOTAL DISTRIBUTIONS	(0.90)	(0.44)	(0.00)[3]	—
Net Asset Value, End of Period	$12.19	$12.95	$13.07	$12.82
Total Return[4]	1.27%	2.56%	1.98%	14.16%
Ratios to Average Net Assets:
Net expenses	1.04%	1.04%	1.03%	1.03%[5,6]
Net investment income (loss)	(0.50)%	(0.32)%	(0.30)%	(0.12)%[5]
Expense waiver/reimbursement[7]	0.02%	0.00%[8]	0.05%	0.03%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$33,849	$62,427	$17,316	$18,434
Portfolio turnover	2%	13%[9]	35%	171%[10]
1	Reflects operations for the period from December 8, 2008 (date of initial investment) to September 30, 2009.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.03% for the period ended September 30, 2009, after taking into account this expense reduction.
7	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
8	Represents less than 0.01%.
9	Previously reported as 192%. Corrected to exclude the impact of short term security transactions.
10	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended September 30, 2009.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
September 30, 2012
Assets:
Total investment in securities, at value (including $64,034,679 of investment in an affiliated holding) (Note 5) (identified cost $233,065,699)		$245,304,328
Cash		3,217
Cash denominated in foreign currencies (identified cost $10,875,006)		10,875,540
Receivable for shares sold		1,525,240
Income receivable		598,439
TOTAL ASSETS		258,306,764
Liabilities:
Payable for investments purchased	$10,852,453
Payable for shares redeemed	750,321
Payable for shareholder services fee (Note 5)	70,288
Payable for distribution services fee (Note 5)	14,364
Payable for Directors'/Trustees' fees	714
Accrued expenses	191,583
TOTAL LIABILITIES		11,879,723
Net assets for 20,320,012 shares outstanding		$246,427,041
Net Assets Consist of:
Paid-in capital		$252,367,936
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		12,251,398
Accumulated net realized loss on investments and foreign currency transactions		(7,505)
Distributions in excess of net investment income		(18,184,788)
TOTAL NET ASSETS		$246,427,041
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($189,003,600 ÷ 15,572,671 shares outstanding), $0.001 par value, 250,000,000 shares authorized	$12.14
Offering price per share (100/95.50 of $12.14)	$12.71
Redemption proceeds per share	$12.14
Class C Shares:
Net asset value per share ($23,574,697 ÷ 1,970,858 shares outstanding), $0.001 par value, 250,000,000 shares authorized	$11.96
Offering price per share	$11.96
Redemption proceeds per share (99.00/100 of $11.96)	$11.84
Institutional Shares:
Net asset value per share ($33,848,744 ÷ 2,776,483 shares outstanding), $0.001 par value, 25,000,000 shares authorized	$12.19
Offering price per share	$12.19
Redemption proceeds per share	$12.19
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended September 30, 2012
Investment Income:
Interest			$1,557,037
Dividends (including $1,378 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $7,757)			61,160
TOTAL INCOME			1,618,197
Expenses:
Investment adviser fee (Note 5)		$2,241,585
Administrative fee (Note 5)		233,175
Custodian fees		55,127
Transfer and dividend disbursing agent fees and expenses		356,886
Directors'/Trustees' fees		2,946
Auditing fees		29,452
Legal fees		9,006
Portfolio accounting fees		127,975
Distribution services fee (Note 5)		212,305
Shareholder services fee (Note 5)		619,346
Share registration costs		69,261
Printing and postage		39,146
Insurance premiums		4,534
Miscellaneous		5,574
TOTAL EXPENSES		4,006,318
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(46,368)
Waiver of administrative fee	(5,322)
Waiver of distribution services fee	(150)
TOTAL WAIVERS AND REIMBURSEMENT		(51,840)
Net expenses			3,954,478
Net investment income (loss)			(2,336,281)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(9,704,489)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			14,296,520
Net realized and unrealized gain on investments and foreign currency transactions			4,592,031
Change in net assets resulting from operations			$2,255,750
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended September 30	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,336,281)	$(1,954,087)
Net realized gain (loss) on investments and foreign currency transactions	(9,704,489)	31,998,317
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	14,296,520	(24,197,502)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,255,750	5,846,728
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(14,898,360)	(6,693,917)
Class C Shares	(1,725,932)	(349,471)
Institutional Shares	(4,415,121)	(564,910)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(1,958,009)	(2,299,429)
Class C Shares	(252,413)	(180,516)
Institutional Shares	(554,643)	(173,129)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(23,804,478)	(10,261,372)
Share Transactions:
Proceeds from sale of shares	75,646,347	165,129,955
Net asset value of shares issued to shareholders in payment of distributions declared	22,242,260	9,560,345
Cost of shares redeemed	(191,975,413)	(152,354,335)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(94,086,806)	22,335,965
Change in net assets	(115,635,534)	17,921,321
Net Assets:
Beginning of period	362,062,575	344,141,254
End of period (including undistributed (distributions in excess of) net investment income of $(18,184,788) and $14,040,418, respectively)	$246,427,041	$362,062,575
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
September 30, 2012
1. Organization
Federated Income Securities Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine diversified portfolios. The financial statements included herein are only those of Federated Prudent DollarBear Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class specific matters. The investment objective of the Fund is to seek current income and capital appreciation.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
Annual Shareholder Report

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
Annual Shareholder Report

■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or subcustodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares and Institutional Shares may bear distribution services fees and shareholder services fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended September 30, 2012, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 30, 2012, tax years 2009 through 2012 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed Delivery Transactions
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
Annual Shareholder Report

3. Shares of Beneficial Interest
The following tables summarize share activity:
Year Ended September 30	2012		2011
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,584,785	$31,601,969	5,385,269	$71,225,497
Shares issued to shareholders in payment of distributions declared	1,361,191	16,170,958	672,629	8,515,477
Shares redeemed	(9,081,196)	(110,605,820)	(8,583,934)	(112,696,254)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,135,220)	$(62,832,893)	(2,526,036)	$(32,955,280)
Year Ended September 30	2012		2011
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	633,925	$7,713,177	1,707,328	$22,405,204
Shares issued to shareholders in payment of distributions declared	158,153	1,863,037	38,552	484,596
Shares redeemed	(1,397,149)	(16,771,940)	(1,093,978)	(14,206,096)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(605,071)	$(7,195,726)	651,902	$8,683,704
Year Ended September 30	2012		2011
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,895,780	$36,331,201	5,373,015	$71,499,254
Shares issued to shareholders in payment of distributions declared	353,339	4,208,265	44,116	560,272
Shares redeemed	(5,294,716)	(64,597,653)	(1,920,225)	(25,451,985)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(2,045,597)	$(24,058,187)	3,496,906	$46,607,541
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(7,785,888)	$(94,086,806)	1,622,772	$22,335,965
4. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, passive foreign investment companies and foreign bond bifurcation.
For the year ended September 30, 2012, permanent differences identified and reclassified among the components of net assets were as follows:
	Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(2,131,563)	$(8,849,512)	$10,981,075
Annual Shareholder Report

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended September 30, 2012 and 2011, was as follows:
	2012	2011
Ordinary income[1]	$21,039,413	$7,940,041
Long-term capital gains	$2,765,065	$2,321,331
1	For tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:
Deferrals	$(12,203,093)
Net unrealized appreciation	$6,262,198

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
At September 30, 2012, the cost of investments for federal tax purposes was $239,054,899. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from the translation of FCs to U.S. dollars of assets and liabilities other than investments in securities was $6,249,429. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $6,446,581 and net unrealized depreciation from investments for those securities having an excess of cost over value of $197,152.
Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2012, for federal income tax purposes, post-October losses of $7,505 were deferred to October 1, 2012.
Under current tax law, late-year ordinary loss realized after December 31 through the end of the Fund's fiscal year (“Late Year Ordinary Loss”) may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of September 30, 2012, for federal income tax purposes, a Late Year Ordinary Loss of $12,195,588 was deferred to October 1, 2012.
5. Investment Adviser Fee and Other Transactions With Affiliates
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2012, the Advisor voluntarily waived $40,593 of its fees.
Annual Shareholder Report

Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended September 30, 2012, the Sub-Adviser earned a fee of $502,711.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Prior to September 1, 2012, the administrative fee received during any fiscal year was at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2012, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $5,322 of its fee.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2012, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class C Shares	$212,305	$(150)
Annual Shareholder Report

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended September 30, 2012, FSC retained $85,844 of fees paid by the Fund. For the year ended September 30, 2012, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended September 30, 2012, FSC retained $7,743 in sales charges from the sale of Class A Shares. FSC also retained $19,023 of CDSC relating to redemptions of Class C Shares.
Shareholder Services Fee
The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended September 30, 2012, Service Fees for the Fund were as follows:
Service Fees Incurred
Class A Shares	$548,578
Class C Shares	70,768
TOTAL	$619,346
For the year ended September 30, 2012, FSSC received $61,036 of Service Fees paid by the Fund.
Interfund Transactions
During the year ended September 30, 2012, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $79,110,620 and $31,492,286, respectively.
Expense Limitation
The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.29%, 2.04% and 1.04% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Annual Shareholder Report

General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.
Transactions Involving Affiliated Holdings
Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended September 30, 2012, the Adviser reimbursed $5,775. Transactions with the affiliated holding during the year ended September 30, 2012, were as follows:
Federated U.S. Treasury Cash Reserves Fund, Institutional Shares
Balance of Shares Held 9/30/2011	111,410,993
Purchases/Additions	106,881,968
Sales/Reductions	154,258,282
Balance of Shares Held 9/30/2012	64,034,679
Value	$64,034,679
Dividend Income	$1,378
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in a portfolio of Money Market Obligations Trust (MMOT), which is managed by Federated Investment Management Company, the Adviser. MMOT is an open-end management company, registered under the Act. The investment objective of Federated U.S. Treasury Cash Reserves Fund (USTCR), a portfolio of MMOT, is to provide current income consistent with stability of principal and liquidity. It pursues its objective by investing primarily in a portfolio of short-term U.S. Treasury securities that pay interest exempt from state personal income tax. Income distributions from USTCR are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from USTCR are declared and paid at least annually, and are recorded by the Fund as capital gains. A copy of USTCR's financial statements is available on the EDGAR Database on the SEC's website or upon request from the Fund.
6. Investment Transactions
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended September 30, 2012, were as follows:
Purchases	$380,196
Sales	$1,639,145
Annual Shareholder Report

7. Concentration of Risk
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
At September 30, 2012, the diversification of countries was as follows:
Country	Percentage of Net Assets
Canada	19.1%
Japan	11.1%
United Kingdom	11.1%
Hong Kong	9.5%
Norway	4.8%
Singapore	4.8%
Switzerland	4.4%
New Zealand	2.4%
Sweden	2.1%
Australia	1.6%
Denmark	1.5%
Peru	0.2%
8. Line of Credit
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of September 30, 2012, there were no outstanding loans. During the year ended September 30, 2012, the Fund did not utilize the LOC.
9. Interfund Lending
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of September 30, 2012, there were no outstanding loans. During the year ended September 30, 2012, the program was not utilized.
10. Federal Tax Information (unaudited)
For the fiscal year ended September 30, 2012, the amount of long-term capital gains designated by the Fund was $2,765,065. For the fiscal year ended September 30, 2012, 1.02% of total income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV. Of the ordinary income distributions made by the Fund during the year ended September 30, 2012, 0.24% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF THE federated income securities trust AND SHAREHOLDERS OF federated prudent dollarbear fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Prudent DollarBear Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to October 1, 2008, were audited by other independent registered public accountants whose report thereon dated November 13, 2008, expressed an unqualified opinion on those statements.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Prudent DollarBear Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 23, 2012
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 to September 30, 2012.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,009.10	$6.48
Class C Shares	$1,000	$1,005.00	$10.23
Institutional Shares	$1,000	$1,009.90	$5.23
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.55	$6.51
Class C Shares	$1,000	$1,014.80	$10.28
Institutional Shares	$1,000	$1,019.80	$5.25
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.29%
Class C Shares	2.04%
Institutional Shares	1.04%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Trust comprised nine portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh; Chair and Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Our Campaign for the Church Alive, Inc.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 2000	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Officer since: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Douglas C. Noland Birth Date: December 2, 1962 VICE PRESIDENT Officer since: June 2012 Portfolio Manager since: January 1999	Principal Occupations: Douglas C. Noland has been the Fund's Portfolio Manager since January 1999. He is Vice President of the Trust with respect to the Fund. Mr. Noland joined Federated in December 2008 and was named a Senior Vice President of the Fund's Adviser in December 2008. Prior to joining Federated, Mr. Noland was employed with David Tice & Associates, Inc. where he served as an Assistant Portfolio Manager and strategist of Prudent Bear Fund and Prudent Global Income Fund from January 1999. From 1990 through 1998, Mr. Noland worked as a trader, portfolio manager and analyst for short-biased hedge funds including G. W. Ringoen & Associates from January 1990 to September 1996, Fleckenstein Capital from September 1996 to March 1997 and East Shore Partners, Inc. from October 1997 to December 1998. Mr. Noland earned a B.S. in Accounting and Finance from the University of Oregon and an M.B.A. from Indiana University.
Ihab Salib Birth Date: December 14, 1964 VICE PRESIDENT Officer since: June 2012 Portfolio Manager since: December 2008	Principal Occupations: Ihab Salib has been a Portfolio Manager of the Fund since December 2008. He is Vice President of the Trust with respect to the Fund Mr. Salib joined Federated in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President of the Fund's Adviser and in January 2007 he was named a Senior Vice President of the Fund's Adviser. He is Vice President of the Trust with respect to the Fund. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2012
Federated Prudent DollarBear Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2012 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated
Annual Shareholder Report

funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.
Annual Shareholder Report

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.
The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds was reasonable and that Federated appeared to provide appropriate advisory and administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”
Annual Shareholder Report

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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Prudent DollarBear Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C712
CUSIP 31420C696
CUSIP 31420C688
41204 (11/12)
Federated is a registered trademark of Federated Investors, Inc.
2012 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $214,500

Fiscal year ended 2011 - $209,100

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $122

Travel to Audit Committee meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $2,504 and $2,474 respectively. Fiscal year ended 2012- Tax preparation fees for fiscal year end 2011. Fiscal year ended 2011- Tax preparation fees for fiscal year end 2011.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $16,345 and $36,504 respectively. Fiscal year ended 2012- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2011- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2012 – 0%

Fiscal year ended 2011 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2012 – 0%

Fiscal year ended 2011 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2012 – 0%

Fiscal year ended 2011 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) NA

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2012 - $359,603

Fiscal year ended 2011 - $437,793

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date November 21, 2012

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date November 21, 2012